UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr., Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

Item 1.  Reports to Stockholders.

Annual Report
September 30, 2014

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

2014 YEAR IN REVIEW

As we have mentioned several times since the fund’s inception, the CWC small cap team has been managing small cap domestic equity portfolios since 2000.  We have a sound philosophy and a proven process that has produced, solid long term, risk adjusted returns.  Since the roll out of CWC Small Cap Aggressive Value Fund we have endured the most difficult performance period in our history.  We are pleased to report that 2014 has proven to be the year of our performance turnaround. The following paragraphs are thoughts we published in our newsletters throughout the course of 2014.  Before we look back, we would like to tell you what we think of the road ahead.

We believe the volatility of 2014 will continue into 2015.  There are many credible reasons to be bearish on the stock market and just as many good reasons to be bullish.  That’s what makes markets.  Some of the most visible factors include: the continued stalemate in Washington, midterm elections that changed control of the Senate, a relatively new Fed Chairman, Russia’s apparent desire to rekindle the cold war, ISIS and evolving concerns over terrorism, and most directly the drastic decline in global oil prices.  OPEC’s new willingness to accept significantly reduced oil revenue could have short to intermediate term implications on the growth in our domestic production growth.  We are confident that the Fed Chairman will continue to work towards moving the country out of the unprecedented accommodative post-recession monetary policy.  But as we always point out, the day to day headlines usually represent background noise and true investors concentrate on the longer-term fundamentals of the economy and individual companies.

As mentioned in last year’s annual letter, we have seen low quality companies outperform high quality companies since the fund’s inception.  The graph in this letter was presented to us early in 2014 and it evidences that companies with lower quality metrics have outperformed higher quality companies for a considerable amount of time.  As promised we have continued to stick to our philosophy of buying high quality companies at reasonable prices and in 2014 we are beginning to see the payoff.  Enjoy the read.

Q4 2013

It was the best of times, it was the worst of times.  Charles Dickens said it so well.  It’s hard to feel bad about returning 33% over a 12 month period, but we trailed the Russell 2000 by over 5%.  We had stocks that were exceptional (NU Skin +248%, Kirkland’s +124%, United Therapeutics +112%), and stocks that disappointed (Body central -65%, Rigel Pharmaceuticals -59%, Thompson Creek -47%).  Overall, we had fantastic absolute returns, but after beating the index in Q2 and Q3 we lagged in Q4 and for the year.  That result is not surprising for a manager with a value bias; we typically lag very strong markets.  But as competitors, we never like to lose.

Q1 2014

Results were mixed in the first quarter of 2014.  The CWC Small Cap Portfolio Composite finished slightly positive with performance of 0.07%.  The Russell 2000 was volatile during the quarter and finished up just over 1%.  After trailing the index’s performance in January, our portfolio has seen strong absolute and relative performance in February and March.  Early results in April continue to be favorable as the high flying momentum stocks are correcting.  This allows value investors, who buy stocks based on quality fundamentals and reasonable valuations, to have their day in the sun.

Q2 2014

The CWC Small Cap portfolio outperformed the Russell 2000 by 319 basis points during the second quarter of 2014, representing the best relative performance we have seen since the second quarter of 2009.  Absolute returns were excellent as well at 5.24% vs. 2.05% for the index.  For several years, stock valuation has not been the primary driving force behind stock performance (see chart below).  However, that phenomenon reversed in Q2 as we saw many of our low-valuation stocks advance nicely.

1

This chart breaks the S&P 500 into quintiles based on different valuation characteristics.  The blue bars represent the 20% of companies that have the BEST profit margin, while the gray bars represents the 20% of companies that have the WORST profit margin.  Surprisingly, the worst profit margin companies returned 33.9% over the past five years while the companies with the best profit margin returned 23.2% over the same time frame.  As you can see, the companies with less attractive valuation characteristics have outperformed the more attractively valued companies over the past five years.  These anomalies are not uncommon, but they typically lead to a period of mean-reversion where the attractively valued stocks outperform, as we saw in the second quarter.

Q3 2014

The CWC Small Cap Portfolio had a fantastic quarter.  That might be hard to believe when our return was -3.40%.  But when considering the Russell 2000 returned -7.36% for the quarter, our performance represents exactly what our portfolio is designed to do.  That is to help protect your capital in down markets.  When you lose less during bad times, your long term returns compound more quickly.  Our “downside capture ratio” since inception and prior to Q3 2014 was 93.97%--a very good number.  Our ratio for Q3 2014 was 46.19%--which we believe is exceptional.  Year-to-date the Russell 2000 has returned -4.41% while the CWC Small Cap fund performance is up 1.72%.

Last quarter we included a chart that showed stock valuation to be a contrary indicator to stock performance over the past five years.  The idea that stock prices follow valuation is a LAW of investing.  But while the laws of investing hold true over the long-term, they can be suspended for significant time periods.  Eventually, the law will be followed and there is typically a healthy period of catch-up for the stocks that were previously out-of-favor.  We feel this is true for our portfolio.

Thank you again for your investment in our fund.  We will continue to work hard for you every day with our eyes focused on the long term.  At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

1417-NLD-11/14/2014

2

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for the year ended September 30, 2014, as compared to its benchmark:

	One Year	Three Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	6.29%	16.17%	6.69%
CWC Small Cap Aggressive Value Fund - Retail Class	5.99%	15.86%	6.35%
Russell 2000 Total Return Index ***	3.93%	21.26%	11.02%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated January 28, 2014 are 1.35% and 1.60% for the Institutional Class and Retail Class, respectively. The Fund’s advisor has contractually agreed to waive and/or reimburse certain fees or expenses of the Fund. Absent of that arrangement, the performance above would have been lower. For performance information current to the most recent month-end, please call 1-855-881-2381.

**	Inception date is December 31, 2010.

***	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	11.2%
Pharmaceuticals	5.4%
Investment Companies	4.7%
Computers	4.6%
Chemicals	4.5%
Insurance	4.2%
Internet	4.2%
Retail	4.2%
Oil & Gas	4.1%
REITS	4.0%
Other Industries (Common Stock)	50.3%
Other, Cash & Cash Equivalents	(1.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2014

Shares		Value
	COMMON STOCK - 97.5%
	AEROSPACE/DEFENSE - 2.9%
12,237	Orbital Sciences Corp. *	$340,189

	BANKS - 3.8%
9,006	Columbia Banking Systems, Inc.	223,439
13,831	Umpqua Holdings Corp.	227,797
		451,236
	CHEMICALS - 4.5%
14,940	Kraton Performance Polymers, Inc. *	266,081
21,950	Landec Corp. *	268,887
		534,968
	COMMERCIAL SERVICES - 11.2%
22,656	AMN Healthcare Services, Inc. *	355,699
8,170	Apollo Education Group, Inc. - Cl. A *	205,475
25,008	Performant Financial Corp. *	202,065
8,702	TeleTech Holding, Inc. *	213,895
36,337	TravelCenters of America, LLC *	359,010
		1,336,144
	COMPUTERS - 4.6%
30,207	Silver Spring Networks, Inc. *	291,497
3,509	Synaptics, Inc. *	256,859
		548,356
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
1,217	Affiliated Managers Group, Inc. *	243,838

	ELECTRIC - 1.4%
3,935	Allete, Inc.	174,675

	ELECTRONICS - 2.8%
33,877	Electro Scientific Industries, Inc.	230,025
3,440	FLIR Systems, Inc.	107,810
		337,835
	ENGINEERING & CONSTRUCTION - 2.3%
10,176	Tutor Perini Corp. *	268,646

	FOOD - 2.1%
2,808	Cal-Maine Foods, Inc.	250,839

	HEALTHCARE-PRODUCTS - 2.3%
27,544	Cutera, Inc. *	278,194

	HEALTHCARE-SERVICES - 1.5%
2,295	Covance, Inc. *	180,616

	HOME FURNISHINGS - 2.4%
13,572	Select Comfort Corp. *	283,926

	INSURANCE - 4.2%
8,902	Montpelier Re Holdings Ltd.	276,763
14,648	OneBeacon Insurance Group Ltd. - Cl. A	225,726
		502,489
	INTERNET - 4.2%
23,657	Move, Inc. *	495,851

	INVESTMENT COMPANIES - 4.7%
17,621	Acacia Research Corp.	272,773
28,603	Prospect Capital Corp.	283,170
		555,943
	METAL FABRICATE - 1.9%
11,602	Dynamic Materials Corp.	221,018

	MINING - 1.6%
83,788	Thompson Creek Metals Co., Inc. *	184,334

See accompanying notes to financial statements.

4

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
	OIL & GAS - 4.1%
69,960	Miller Energy Resources, Inc. *	$307,824
33,825	Pengrowth Energy Corp.	175,890
		483,714
	OIL & GAS SERVICES - 2.5%
9,834	C&J Energy Services, Inc. *	300,429

	PHARMACEUTICALS - 5.4%
9,984	Auxilium Pharmaceuticals, Inc. *	298,022
3,836	Insys Therapeutics, Inc.	148,760
52,332	Vivus, Inc. *	202,001
		648,783
	REAL ESTATE - 2.4%
2,224	Jones Lang LaSalle, Inc.	280,980

	REITS - 4.0%
23,602	Summit Hotel Properties, Inc.	254,430
11,988	Terreno Realty Corp.	225,734
		480,164
	RETAIL - 4.2%
13,891	Kirkland’s, Inc. *	223,784
6,210	Nu Skin Enterprises, Inc.	279,636
		503,420
	SAVINGS & LOANS - 1.3%
13,145	Capitol Federal Financial, Inc.	155,374

	SEMICONDUCTORS - 3.7%
44,934	Xcerra Corp. *	439,904

	SOFTWARE - 2.9%
7,651	Synchronoss Technologies, Inc. *	350,263

	TELECOMMUNICATIONS - 3.1%
27,993	Ruckus Wireless, Inc. *	373,986

	TRANSPORTATION - 3.5%
9,531	Nordic American Offshore Ltd.	167,936
31,279	Nordic American Tankers Ltd.	248,668
		416,604

	TOTAL COMMON STOCK (Cost - $9,929,518)	11,622,718

	SHORT-TERM INVESTMENTS - 3.9%
472,781	Dreyfus Cash Management, 0.03% **	472,781
	TOTAL SHORT-TERM INVESTMENTS (Cost - $472,781)

	TOTAL INVESTMENTS - 101.4% (Cost - $10,402,299) (a)	$12,095,499
	OTHER LIABILITIES LESS ASSETS - (1.4)%	(170,751)
	NET ASSETS - 100.0%	$11,924,748

*	Non-income producing securities.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,419,817 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,611,279
Unrealized depreciation:	(935,597)
Net unrealized appreciation:	$1,675,682

See accompanying notes to financial statements.

5

CWC SMALL CAP AGGRESSIVE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS
Investment securities:
At cost	$10,402,299
At value	$12,095,499
Dividends and interest receivable	9,018
Prepaid expenses and other assets	2,157
TOTAL ASSETS	12,106,674

LIABILITIES
Payable for securities purchased	148,345
Investment advisory fees payable	9,196
Fees payable to other affiliates	4,741
Distribution (12b-1) fees payable	44
Accrued expenses and other liabilities	19,600
TOTAL LIABILITIES	181,926
NET ASSETS	$11,924,748

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$9,154,136
Accumulated net investment income	22,491
Accumulated net realized gain from security transactions	1,054,949
Net unrealized appreciation of investments	1,693,172
NET ASSETS	$11,924,748

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$11,729,025
Shares of beneficial interest outstanding	925,244
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.68

Retail Class Shares:
Net Assets	$195,723
Shares of beneficial interest outstanding	15,581
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.56

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

6

CWC SMALL CAP AGGRESSIVE VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends (net of $3,169 taxes withheld)	$156,009
Interest	178
TOTAL INVESTMENT INCOME	156,187

EXPENSES
Investment advisory fees	121,138
Distribution (12b-1) fees:
Retail Class	721
Professional fees	29,783
Accounting services fees	22,500
Administrative services fees	14,965
Compliance officer fees	13,772
Trustees fees and expenses	10,961
Transfer agent fees	10,608
Printing and postage expenses	9,497
Custodian fees	5,001
Insurance expense	298
Miscellaneous expenses	563
TOTAL EXPENSES	239,807

Less: Fees waived by the Advisor	(76,772)

NET EXPENSES	163,035

NET INVESTMENT LOSS	(6,848)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,102,401
Net realized loss from foreign currency transactions	(33)
Net change in unrealized depreciation of investments	(371,100)
Net change in unrealized depreciation of foreign currency translations	(28)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	731,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,392

See accompanying notes to financial statements.

7

CWC SMALL CAP AGGRESSIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
FROM OPERATIONS
Net investment loss	$(6,848)	$(20,894)
Net realized gain on investments and foreign currency transactions	1,102,368	456,480
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(371,128)	2,133,591
Net increase in net assets resulting from operations	724,392	2,569,177

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	—	(19,283)
Retail Class	—	(463)
Net decrease in net assets resulting from distributions to shareholders	—	(19,746)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	529,694	1,775,350
Retail Class	—	46,000
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	—	18,677
Retail Class	—	97
Redemption fee proceeds:
Institutional Class	—	93
Retail Class	—	3
Payments for shares redeemed:
Institutional Class	(1,484,109)	(556,406)
Retail Class	(150,580)	(340,075)
Net increase (decrease) in net assets from shares of beneficial interest	(1,104,995)	943,739

TOTAL INCREASE (DECREASE) IN NET ASSETS	(380,603)	3,493,170

NET ASSETS
Beginning of Period	12,305,351	8,812,181
End of Period	$11,924,748	$12,305,351
* Includes undistributed net investment income (loss) of:	$22,491	$(14,046)

SHARE ACTIVITY
Institutional Class:
Shares Sold	41,625	179,712
Shares Reinvested	—	2,021
Shares Redeemed	(119,583)	(52,985)
Net increase (decrease) in shares of beneficial interest outstanding	(77,958)	128,748

Retail Class:
Shares Sold	—	4,821
Shares Reinvested	—	10
Shares Redeemed	(12,813)	(30,814)
Net decrease in shares of beneficial interest outstanding	(12,813)	(25,983)

See accompanying notes to financial statements.

8

CWC SMALL CAP AGGRESSIVE VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Net asset value, beginning of period	$11.93	$9.49	$8.13	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.01)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.76	2.48	1.38	(1.86)
Total from investment operations	0.75	2.46	1.39	(1.87)
Less distributions from:
Net investment income	—	(0.02)	(0.03)	—
Total distributions	—	(0.02)	(0.03)	—
Paid-in-Capital From Redemption Fees	—	0.00 (3)	—	—
Net asset value, end of period	$12.68	$11.93	$9.49	$8.13
Total return (4)	6.29%	26.01%	17.06%	(18.70	)% (5)
Net assets, at end of period (000s)	$11,729	$11,969	$8,299	$5,889
Ratio of gross expenses to average net assets (6)	1.97%	1.94%	3.25%	4.63	% (7)
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.34	% (7)
Ratio of net investment income (loss) to average net assets (6)	(0.05)%	(0.19)%	0.11%	(0.18	)% (7)
Portfolio Turnover Rate	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund’s Institutional Class shares commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

9

CWC SMALL CAP AGGRESSIVE VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Retail Class	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Net asset value, beginning of period	$11.85	$9.44	$8.10	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.04)	(0.04)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.75	2.46	1.34	(1.87)
Total from investment operations	0.71	2.42	1.36	(1.90)
Less distributions from:
Net investment income	—	(0.01)	(0.02)	—
Total distributions	—	(0.01)	(0.02)	—
Paid-in-Capital From Redemption Fees	—	0.00 (3)	—	—
Net asset value, end of period	$12.56	$11.85	$9.44	$8.10
Total return (4)	5.99%	25.64%	16.78%	(19.00	)% (5)
Net assets, at end of period (000s)	$196	$337	$513	$196
Ratio of gross expenses to average net assets (6)	2.22%	2.17%	3.46%	5.46	% (7)
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.59	% (7)
Ratio of net investment income (loss) to average net assets (6)	(0.32)%	(0.41)%	0.20%	(0.42	)% (7)
Portfolio Turnover Rate	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund’s Retail Class shares commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

10

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

1.	ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset

11

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (Continued)

held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

12

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$11,622,718	$—	$—	$11,622,718
Short-Term Investments	472,781	—	—	472,781
Total	$12,095,499	$—	$—	$12,095,499

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years of 2011-2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

13

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (Continued)

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,152,381 and $6,291,249 respectively.

4.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2014, the Advisor earned $121,138 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (the “Expense Limitation”). For the year ended September 30, 2014, the advisor waived fees in the amount of $76,772.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.59% and 1.34% of the average daily net assets attributable to the Retail Class and Institutional Class, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.59% and 1.34% of the average daily net assets for each share class. If Fund Operating Expenses subsequently exceed 1.59% and 1.34% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2014, the total amount of expense reimbursement subject to recapture is $273,093, of which $133,134 will expire on September 30, 2015, $63,187 will expire on September 30, 2016 and $76,772 will expire on September 30, 2017.

14

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (Continued)

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Retail Class shares (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.25% per year of the average daily net assets of the Retail Class shares for such distribution and shareholder service activities. The Plan is a compensation plan, which means that compensation is provided regardless of the expenses incurred. For the year ended September 30, 2014, the Fund incurred distribution fees of $721 for Retail Class shares pursuant to the Plan.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2013 was as follows:

Fiscal Year Ended
September 30, 2013
Ordinary Income	$19,746
Long-Term Capital Gain	—
Return of Capital	—
$19,746

There were no distributions for the fiscal year ended September 30, 2014.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficit)
$—	$1,247,688	$—	$—	$(152,730)	$1,675,654	$2,770,612

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investment trusts and return of capital distributions from corporations.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $21,082.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $131,648.

15

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses, and adjustments for real estate investment trusts and return of capital distributions from corporations, resulted in reclassifications for the year ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gain
$(8,811)	$43,385	$34,574

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2014, the Fund did not assess any redemption fees.

7.	CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of the Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2014, Constellation Trust Co. held 48% of the voting securities for the benefit of others.

8.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust and
Shareholders of
CWC Small Cap Aggressive Value Fund

We have audited the accompanying consolidated statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of September 30, 2014, and the related statement of operations for the year then ended , the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

17

CWC SMALL CAP AGGRESSIVE VALUE FUND

EXPENSE EXAMPLES (Unaudited)

September 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/14	9/30/14	Period*	9/30/14	Period*

Institutional Class	1.34%	$1,000.00	$1,062.90	$6.93	$1,018.35	$6.78
Retail Class	1.59%	$1,000.00	$1,059.90	$8.21	$1,017.10	$8.04

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

18

CWC SMALL CAP AGGRESSIVE VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010- 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000-2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

9/30/14 – NLFT_v1

19

CWC SMALL CAP AGGRESSIVE VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

9/30/14 – NLFT_v1

20

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
21

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
22

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR

CWC Advisors, LLC

5800 SW Meadows Road, Suite 230

Lake Oswego, OR 97035

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, New York 11788

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $12,500

2013 – $12,700

2014 – $13,000

(b)

Audit-Related Fees

2012 – None

2013 – None

2014 – None

(c)

Tax Fees

2012 – $3,000

2013 – $3,100

2014 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2013 – None

2014 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

2014

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $3,000

2013 – 3,100

2014 – 3,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/11/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/11/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/11/14